Invesco Retail SUP-1 062813
Summary and Statutory Prospectus Supplement dated June 28, 2013
The purpose of this mailing is to provide you with changes to the current Summary and Statutory Prospectuses for Class A, B, C, R, Y, Investor Class, Class R5 and Class R6 shares, as applicable, of each of the Funds listed below:
Invesco Dynamics Fund
Invesco Municipal Bond Fund
At a meeting held on April 19, 2013, Target Fund shareholders approved an Agreement and Plan of Reorganization (the “Agreement”) pursuant to which each Target Fund listed below would transfer all of its assets and liabilities to the corresponding Acquiring Fund listed below in exchange for shares of the Acquiring Fund that would be distributed to Target Fund shareholders:

TARGET FUND	ACQUIRING FUND
Invesco Dynamics Fund, a series portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds)	Invesco Mid Cap Growth Fund, a series portfolio of AIM Sector Funds (Invesco Sector Funds)

Invesco Municipal Bond Fund, a series portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds)	Invesco Municipal Income Fund, a series portfolio of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)
The reorganizations are expected to be consummated in July 2013. Upon closing of the reorganizations, shareholders of a Target Fund will receive a corresponding class of shares of the Acquiring Fund in exchange for their shares of the Target Fund, and the Target Fund will liquidate and cease operations.
Each Target Fund has limited public sales of its shares to new investors, effective as of the open of business on May 31, 2013. All shareholders who have invested in the Target Fund prior to May 31, 2013 and remain invested in the Fund may continue to make additional investments. Investors should note that a Fund reserves the right to refuse any order that might disrupt the efficient management of the Fund.
Invesco Retail SUP-1 062813

MS-HYS-SUP-062813
Summary and Statutory Prospectus Supplement dated June 28, 2013
The purpose of this supplement is to provide you with changes to the current Summary and Statutory Prospectuses for Class A, B, C and Y Shares of the Fund listed below:
Invesco High Yield Securities Fund
Following meetings held in October and December, 2012, the Board of Trustees of the Invesco Funds have unanimously approved an Agreement and Plan of Reorganization (the “Agreement”) pursuant to which Invesco High Yield Securities Fund, a series portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Target Fund”) would transfer all of its assets and liabilities to Invesco High Yield Fund, a series portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Acquiring Fund”) in exchange for shares of the Acquiring Fund that would be distributed to Target Fund shareholders:
The Agreement requires approval by the Target Fund shareholders and will be submitted to the shareholders for their consideration at a meeting to be held in or around July 2013. If the Agreement is approved by shareholders of the Target Fund and certain conditions required by the Agreement are satisfied, the reorganization is expected to be consummated shortly thereafter. Upon closing of the reorganization, shareholders of the Target Fund will receive a corresponding class of shares of the Acquiring Fund in exchange for their shares of the Target Fund, and the Target Fund will liquidate and cease operations.
A combined Proxy Statement/Prospectus was sent to shareholders of the Target Fund to seek their approval of the Agreement, which includes a full discussion of the reorganization and the factors the Board of Trustees considered in approving the Agreement.
The Target Fund has limited public sales of its shares to new investors, effective as of the open of business on May 31, 2013. All shareholders who have invested in the Target Fund prior to May 31, 2013 and remain invested in the Fund may continue to make additional investments. Investors should note that the Fund reserves the right to refuse any order that might disrupt the efficient management of the Fund.
MS-HYS -SUP-1 062813